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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                         Under Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 24, 2000

                         MARRIOTT INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


       Delaware                                         52-2055918
(State of incorporation)                      (IRS Employer Identification No.)

       1-13881
 (Commission File No.)

10400 Fernwood Road, Bethesda, Maryland           20817
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (301) 380-3000

ITEM 5.  OTHER EVENTS

  On February 24, 2000, the Registrant issued the attached press release, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Exhibit 99  Press Release dated February 24, 2000.

SIGNATURES

  Under the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MARRIOTT INTERNATIONAL, INC.


                                         By: /s/ JOSEPH RYAN
                                             -------------------------
                                             Joseph Ryan
                                             Executive Vice President
                                             and General Counsel

Date:  February 24, 2000
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                                 EXHIBIT INDEX

Exhibit No.             Description

99                      Press Release dated February 24, 2000